SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS Floating Rate Fund
The following disclosure supplements and modifies all existing relevant disclosure in the fund’s summary prospectus and prospectus:
The S&P/LSTA Leveraged Loan Index has been rebranded to Morningstar® LSTA US Leveraged Loan Index.
Please Retain This Supplement for Future Reference
May 25, 2023
PROSTKR23-59